UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.	)

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
WOLFSPEED, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

WOLFSPEED, INC.

2026 Annual Meeting
Vote by October 26, 2026
11:59 PM ET

Wolfspeed

WOLFSPEED, INC.
4600 SILICON DRIVE
DURHAM, NC 27703

T03230-P55795

You invested in WOLFSPEED, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 27, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 13, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

October 27, 2026
12:00 p.m. Eastern time

Virtually at:
www.virtualshareholdermeeting.com/WOLF2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. ELECTION OF DIRECTORS **Nominees:** 01) Anthony M. Abate 02) Michael W. Bokan 03) Robert A. Feurle 04) Hong Q. Hou 05) Mark E. Jensen 06) Andreas W. Mattes 07) Paul V. Walsh, Jr.	For
2. APPROVAL OF THE 2026 EMPLOYEE STOCK PURCHASE PLAN.	For
3. ADVISORY (NONBINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION.	For
4. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 27, 2027.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

T03231-P55795